2










                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                         Date of Report:  June 17, 2003
                        (Date of Earliest Event Reported)


                           Jefferson-Pilot Corporation
             (Exact name of registrant as specified in its charter)



               North Carolina             1-5955       56-0896180
          (State or other jurisdiction   (Commission   (I.R.S. Employer
          of incorporation)              File Number   Identification No.)


           100 North Greene Street, Greensboro, North Carolina  27401
           (Address of principal executive offices)         (Zip Code)

                                 (336) 691-3000
              (Registrant's telephone number, including area code)


Item 5 (for Item 11, 401(k) Blackout Period).

This Form 8-K is being filed to comply with the new SEC requirement that notice of a covered blackout period under our 401(k) TeamShare Plan be given to our directors and executive officers and also be furnished to the SEC under cover of Form 8-K. The notice sent to those persons on June 17, 2003 is being filed as
Exhibit 99 to this Form 8-K and is incorporated by reference into this Item.

This   Form   8-K   is   also   being   posted   on   JP's   corporate   website
www.jpfinancial.com.

The registrant received on June 10, 2003 the notice required by section 101(i)(2)(E) of ERISA.


Item 7. Exhibits

Exhibit 99 - Notice sent to directors and executive officers of Jefferson-Pilot Corporation on June 17, 2003.





                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   JEFFERSON-PILOT CORPORATION



                                   ____________________________________
                                   By:    /s/  Robert A. Reed
                                   Name:     Robert A. Reed
Title:    Vice President